SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                November 13, 2000
                               -------------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                            Changes since last report
                           ---------------------------
             (Former name or address, if changed since last report)
            4400 NE 77th Avenue, Vancouver, WA                   98662
          --------------------------------------------          --------
                                  (360)816-3000
                                 ---------------
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

Item 5.  Other Events.


FOR IMMEDIATE RELEASE

Contact
Brigid M. Smith, Assistant Vice President
Corporate Communications
(203) 614-5042
bsmith@czn.com


ELECTRIC LIGHTWAVE REPORTS FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2000

Stamford, Conn., November 13, 2000 - Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based competitive local exchange carrier, today reported financial results for the quarter and nine months ended September 30, 2000.

Revenue for the quarter ended September 30, 2000 was $63.6 million, 31 percent above revenue of $48.6 million in the third quarter of 1999. Third quarter 2000
EBITDA (earnings before taxes, interest, depreciation and amortization) was $4.8 million, compared to a $8.9 million loss in the third quarter of 1999, an improvement of $13.7 million. The net loss in the 2000 third quarter was $32.6 million, or $0.64 per share, compared to a net loss of $30.4 million or $0.61 per share in the third quarter of 1999.

Revenue for the nine months ended September 30, 2000 was $181 million, up 36 percent from $132.9 million during the comparable period last year. The company's nine-month EBITDA loss declined to $3.3 million, compared to a $48.4 million EBITDA loss for the prior year period. The net loss for the 2000 nine-month period was $102.7 million, or $2.04 per share, compared to a net loss of $98.5 million or $1.98 per share for the comparable period in 1999.

"We continue to work toward an appropriate balance between growth of revenue and margin expansion," said Rudy J. Graf, chief executive officer of Electric
Lightwave. "Our revenue and EBITDA growth for the quarter demonstrates our progress toward this end."

About Electric Lightwave, Inc.
------------------------------
Electric  Lightwave,  Inc.  is a  broadband  integrated  communications  company
providing   Internet,   data,   voice   and   dedicated   access   services   to
communications-intensive  businesses  and the  growing  e-commerce  market.  The company owns and operates  high-speed  fiber optic  networks  that  interconnect major  markets in the West and  operates a leading  national  Internet  and data network.  Headquartered in Vancouver,  Wash., Electric Lightwave is on the World
Wide  Web  at  www.eli.net.   The  company  is  86  percent  owned  by  Citizens
Communications (NYSE:CZN).

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the Company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the Company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the Company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the Company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the Company or on its behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.


                                 (tables follow)

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

                            Electric Lightwave, Inc.
                            Statements of Operations
                      (In thousands, except per share data)

                                                                           Three Months Ended
                                                           9/30/00               6/30/00                9/30/99
                                                   -------------------   -------------------   --------------------
Revenue:
     Network Services                                        $ 21,627              $ 17,173               $ 14,024
     Local Telephone Services                                  25,187                25,951                 22,313
     Long Distance Services                                     3,728                 4,265                  4,812
     Data Services                                             13,068                13,231                  7,453
                                                   -------------------   -------------------   --------------------
               Total Revenue                                   63,610                60,620                 48,602
                                                   -------------------   -------------------   --------------------

Operating Expenses:
     Network Access                                            17,821                18,294                 14,719
     Operations                                                13,473                13,446                 10,732
     Selling, General and Administrative                       27,540                30,315                 32,017
     Depreciation and Amortization                             16,306                14,721                  9,807
                                                   -------------------   -------------------   --------------------
               Total Operating Expenses                        75,140                76,776                 67,275
                                                   -------------------   -------------------   --------------------

Loss from Operations                                          (11,530)              (16,156)               (18,673)

Interest Expense and Other                                     20,603                18,556                 11,424
                                                   -------------------   -------------------   --------------------

     Net Loss Before Income Taxes                             (32,133)              (34,712)               (30,097)

Income Tax Expense                                                459                   246                    277
                                                   -------------------   -------------------   --------------------

     Net Loss                                               $ (32,592)            $ (34,958)             $ (30,374)
                                                   ===================   ===================   ====================

     EBITDA                                                   $ 4,776              $ (1,435)              $ (8,866)
                                                   ===================   ===================   ====================

Weighted average shares outstanding                            50,606                50,418                 49,915

Net Loss Per Common Share:
     Basic                                                    $ (0.64)              $ (0.69)               $ (0.61)
     Diluted                                                  $ (0.64)              $ (0.69)               $ (0.61)


                            Electric Lightwave, Inc.
                            Statements of Operations
                      (In thousands, except per share data)

                                                                    Nine Months Ended
                                                              9/30/00               9/30/99
                                                         -------------------   -------------------
Revenue:
     Network Services                                              $ 54,804              $ 37,431
     Local Telephone Services                                        75,412                55,221
     Long Distance Services                                          12,590                22,587
     Data Services                                                   38,202                17,674
                                                         -------------------   -------------------
               Total Revenue                                        181,008               132,913
                                                         -------------------   -------------------

Operating Expenses:
     Network Access                                                  56,811                63,645
     Operations                                                      38,494                29,399
     Selling, General and Administrative                             89,027                88,231
     Depreciation and Amortization                                   43,782                24,951
                                                         -------------------   -------------------
               Total Operating Expenses                             228,114               206,226
                                                         -------------------   -------------------

Loss from Operations                                                (47,106)              (73,313)

Interest Expense and Other                                           54,643                24,271
                                                         -------------------   -------------------

     Net Loss Before Income Taxes                                  (101,749)              (97,584)

Income Tax Expense                                                      940                   947
                                                         -------------------   -------------------

     Net Loss                                                    $ (102,689)            $ (98,531)
                                                         ===================   ===================

     EBITDA                                                        $ (3,324)            $ (48,362)
                                                         ===================   ===================

Weighted average shares outstanding                                  50,404                49,846


Net Loss Per Common Share:
     Basic                                                          $ (2.04)              $ (1.98)
     Diluted                                                        $ (2.04)              $ (1.98)


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
                            Electric Lightwave, Inc.
                                  Selected Data

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


                                                            9/30/00                 6/30/00                  9/30/99
                                                      --------------------    ---------------------    ---------------------

Selected Financial Data
($ in thousands)
Gross Property, Plant & Equipment:
Owned or under capital lease                                    $ 962,454                $ 936,368                $ 723,141
Under operating lease                                           $ 108,541                $ 108,541                $ 108,541
                                                      --------------------    ---------------------    ---------------------
                    Total                                     $ 1,070,995              $ 1,044,909                $ 831,682

Selected Operating Data
Markets                                                                25                       25                       26
Route Miles                                                         5,921                    5,911                    4,047
Fiber Miles                                                       297,208                  295,157                  214,656
Buildings Connected On-Net                                            850                      838                      808
Switches and Routers:
                    Internet Routers                                   65                       63                       42
                    ATM Switches                                       23                       23                       22
                    Frame Relay Switches                               32                       32                       31
                    Voice Switches                                      8                        8                        7
Access Line Equivalents                                           203,911                  196,259                  142,433
Access Line Equivalents/Voice Switch                               25,489                   24,532                   20,348
% on Switch                                                           92%                      92%                      97%
Employees                                                           1,156                    1,195                    1,172
Customers                                                           2,915                    2,788                    2,102


                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Robert J. Larson
                           -----------------------------
                             Robert J. Larson
                             Chief Accounting Officer



Date:     November 14, 2000